UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2019

UNIVERSAL HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10765	23-2077891
(State or other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

UNIVERSAL CORPORATE CENTER

367 SOUTH GULPH ROAD

KING OF PRUSSIA, PENNSYLVANIA 19406

(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code (610) 768-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On April 25, 2019, Universal Health Services, Inc. issued a press release which was included as Exhibit 99.1 on Form 8-K, as filed that day.

Exhibit 99.1, as filed on Form 8-K on April 25, 2019, included a schedule of Selected Hospital Statistics for the three months ended March 31, 2019 and 2018.  Certain statistical information on that schedule, related solely to the “As Reported - Behavioral Health” facilities for the three months ended March 31, 2019, was inaccurate.  The corrected As Reported - Behavioral Health statistical information for the three months ended March 31, 2019 is included on Exhibit 99.1, as filed with this Form 8-K/A.

Other than as indicated above, no other changes are required to any of the financial or statistical data as originally included in Exhibit 99.1, as filed on Form 8-K on April 25, 2019.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Universal Health Services, Inc., Selected Hospital Statistics

Exhibit Index

Exhibit No.	Exhibit

99.1	Universal Health Services, Inc., Selected Hospital Statistics

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Health Services, Inc.

By:	/s/ Steve Filton
Name: Steve Filton
Title: Executive Vice President and Chief Financial Officer

Date: April 26, 2019